Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND

REAFFIRMATION OF PERFORMANCE UNDERTAKING

This Amendment No. 18 to Fifth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of July 2, 2013, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”) and Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II” and, together with Dairy Group, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A., as Agent (the “Agent”), PNC Bank, National Association, as LC Bank, and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent (as last amended by Amendment No. 17 thereto, dated as of March 8, 2013, the “Existing Agreement,” and as further amended from time to time, the “Receivables Purchase Agreement.”

R E C I T A L S:

WHEREAS, in connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, in favor of Dairy Group and (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, in favor of Dairy Group II (collectively, the “Performance Undertakings”);

WHEREAS, the Sellers, the Servicers, the Companies, the Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein and upon satisfaction of the conditions precedent set forth in Section 3 hereof, the definition of “Dean Credit Agreement” set forth on Exhibit I to the Receivables Purchase Agreement is hereby amended and restated as follows:

“Dean Credit Agreement” means that certain Credit Agreement, dated as of July 2, 2013 by and among Dean Foods Company, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

syndication agent and CoBank, ACB, Credit Agricole Corporate & Investment Bank, Raiffeisen – Boerenleenbank, B.A. “Rabobank Nederland,” New York Branch, Suntrust Bank and Wells Fargo Bank, National Association, as co-documentation agents, without giving effect to any amendment, restatement, modification, refinancing or replacement thereof.

Section 2. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

(c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of Sidley Austin LLP, counsel to the Agent and the Purchasers and the cost of rating the Commercial Paper by independent financial rating agencies) incurred in connection with the preparation, execution and delivery of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(Signature Pages Follow)

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller

By:	Dairy Group Receivables GP, LLC
Its:	General Partner

DAIRY GROUP II RECEIVABLES II, L P, as a Seller

By:	Dairy Group Receivables GP II, LLC
Its:	General Partner

By:	/s/ Timothy A. Smith
Name:	Timothy A. Smith
Title:	President and Treasurer

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

CHARIOT FUNDING LLC, as a Company

By:	JPMorgan Chase Bank, N.A.
Its:	Attorney-In-Fact

By:	/s/ Joel Gedroic
Name:	Joel Gedroic
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as a Financial Institution, LC Participant and as Agent

By:	/s/ Joel Gedroic
Name:	Joel Gedroic
Title:	Executive Director

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

COOPERATIVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch, as a Financial Institution and LC Participant

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Dana Hartman
Name:	Dana Hartman
Title:	Executive Director

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

SUNTRUST BANK, as a Company, Financial Institution, LC Participant and as SunTrust Company Agent

By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

MARKET STREET FUNDING LLC, as a Company

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Financial Institution, LC Participant and LC Bank

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Senior Vice President

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

DEAN FOODS COMPANY, as Provider

By:	/s/ Timothy A. Smith
Name:	Timothy A. Smith
Title:	Senior Vice President, Finance and Treasurer

DEAN DAIRY HOLDINGS, LLC, as a Servicer SUIZA DAIRY GROUP, LLC, as a Servicer

By:	/s/ Timothy A. Smith
Name:	Timothy A. Smith
Title:	Senior Vice President, Finance and Treasurer

ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer

BERKELEY FARMS, LLC, as a Servicer

COUNTRY FRESH, LLC, as a Servicer

DEAN EAST, LLC, as a Servicer

DEAN EAST II, LLC, as a Servicer

DEAN FOODS NORTH CENTRAL, LLC, as a Servicer

DEAN WEST, LLC, as a Servicer

DEAN WEST II, LLC, as a Servicer

GANDY’S DAIRIES, LLC, as a Servicer

GARELICK FARMS, LLC, as a Servicer

By:
Name:	Timothy A. Smith
Title:	Senior Vice President, Finance and Treasurer

AMENDMENT NO. 18 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

LAND-O-SUN DAIRIES, LLC, as a Servicer

MAYFIELD DAIRY FARMS, LLC, as a Servicer

MIDWEST ICE CREAM COMPANY, LLC, as a Servicer

MODEL DAIRY, LLC, as a Servicer

REITER DAIRY, LLC, as a Servicer

SHENANDOAH’S PRIDE, LLC, as a Servicer

SOUTHERN FOODS GROUP, LLC, as a Servicer

SUIZA DAIRY GROUP, LLC, as a Servicer

TUSCAN/LEHIGH DAIRIES, INC., as a Servicer

VERIFINE DAIRY PRODUCTS OF

SHEBOYGAN, LLC, as a Servicer

By:	/s/ Timothy A. Smith
Name:	Timothy A. Smith
Title:	Senior Vice President, Finance and Treasurer